                                          ***TEXT OMITTED AND FILED SEPARATELY
                                              CONFIDENTIAL TREATMENT REQUESTED
                                       UNDER 17 C.F.R. Sections 200.80(b)(4),
                                                          200.83 and 240.24b-2

                    AMENDMENT TO STRATEGIC ALLIANCE AGREEMENT


         THIS AMENDMENT TO STRATEGIC ALLIANCE AGREEMENT is made effective as of March 28, 2001, between X H Partners, a California limited partnership having an address at 5675 East Telegraph Road, 4th floor, Commerce, CA 90040; Square-H Brands, Inc., a Delaware corporation ("Square-H") having an address at 2731 Soto Street, Los Angeles, CA 90023-4270; and SureBeam Corporation, a Delaware corporation ("SureBeam") having a principal place of business at 3033 Science Park Road, San Diego, California 92121.


                                    RECITALS

                  WHEREAS, effective as of November 29, 2000, Square-H and SureBeam entered into a Strategic Alliance Agreement pursuant to which the Developer and SureBeam would develop, and SureBeam would operate, a food irradiation facility in Vernon, California;

                  WHEREAS, Square-H has now identified X H Partners as the Developer under the Agreement; and

                  WHEREAS, the Developer and SureBeam have now agreed on the remaining terms and conditions pursuant to which the Facility will be constructed and leased;

                  NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, Developer, Square-H and SureBeam agree as follows:

                                    AMENDMENT

                                    ARTICLE I


                  As additional definitions:

                  1.1      "ARCHITECT" shall mean Delphy/Gerdes Engineering,
Inc.

                  1.2 "ORIGINAL AGREEMENT" shall mean the original Strategic Alliance Agreement without regard to the within Amendment.

                  1.3 "SUBSTANTIAL COMPLETION" shall mean the completion of the Shell generally in accordance with the plans and specifications therefor, as revised from time to time hereunder, except for punch list items and other work which (i) will not materially interfere with the completion of the SureBeam Improvements; or (ii) following prudent construction practices, should not be completed until the completion of the SureBeam Improvements. Substantial Completion, as defined herein, shall be established by a certificate to that effect issued by the Architect.

                  1.4 "TENANT DELAY" shall mean any delay in reaching the Commencement Date attributable to SureBeam, including any delay attributable to a request by SureBeam for a change in the plans and specifications for the Shell; the interference by SureBeam or persons acting by, through or under SureBeam with the construction of the Shell, whether in connection with SureBeam's construction of the SureBeam Improvements or otherwise; or the failure of SureBeam to obtain, or a delay in SureBeam obtaining, any entitlements for which it is responsible hereunder and which are required for the construction of the Shell although not otherwise applicable to the Shell.

Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Agreement.

                                   ARTICLE II

                                  THE DEVELOPER


                  2.1 DEVELOPER AS PARTY. Developer has been formed to serve as the Developer and Square-H has assigned to Developer all of its right, title and interest in and to the Original Agreement, except for Article III thereof and the Services Agreement. Developer hereby agrees, for the benefit of SureBeam, to be bound by all of the terms and conditions of the Original Agreement, except for Article III thereof and the Services Agreement, as though the Developer was an original party thereto. SureBeam hereby consents to the substitution of the Developer for Square-H with respect to Article II of the Original Agreement and Square-H and SureBeam agree that all of the other provisions of the Original Agreement remain applicable to, and binding upon, Square-H.

                  2.2 REPRESENTATIONS AND WARRANTIES BY DEVELOPER. Developer represents and warrants that (i) through its general partner, it is familiar with the requirements of developing the Shell and has the resources and expertise necessary to effect the development of the Shell and perform the other obligations of Developer under the Agreement; and (ii) the Shell will be completed in substantial conformity with the plans and specifications therefor in a good and workmanlike fashion in accordance with sound construction practices and shall be free of defects for a period of [...***...] following Substantial Completion.


                                   ARTICLE III

                                  THE FACILITY


                  3.1 PLANS AND SPECIFICATIONS. In lieu of the applicable provisions of paragraph 2.1.1 of the Original Agreement:

                           3.1.1 DEVELOPER'S PLANS. Developer shall construct the Shell generally in accordance with the preliminary plans and specifications therefor identified on Exhibit A-1 hereto with such changes thereto as may be (i) made by Developer and consented to


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


         by SureBeam, which such consent shall not be unreasonably withheld or delayed as long as such changes do not either (y) materially increase the cost to SureBeam of constructing the SureBeam Improvements or (z) materially delay the Commencement Date; or (ii) requested by SureBeam and consented to by Developer, which such consent shall not be unreasonably withheld or delayed; provided, however, that with respect to any such change requested by SureBeam, SureBeam shall pay the additional costs, if any, attributable thereto and any delay in achieving the Commencement Date attributable to any such change shall be a Tenant Delay hereunder.

                           3.1.2 SUREBEAM'S PLANS. SureBeam shall construct the SureBeam Improvements generally in accordance with the preliminary plans and specifications therefor identified on Exhibit A-2 hereto with such changes thereto as may be made by SureBeam; provided, however, that SureBeam shall pay the additional costs, if any, attributable thereto and any delay in achieving the Commencement Date attributable to any such change shall be a Tenant Delay hereunder.

                  3.2 CONSTRUCTION. The Facility shall be constructed on the Parcel and Developer will not include the Facility in the Complex. Accordingly, paragraph 2.1.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

                           3.2.1 CONCURRENT WORK. The parties anticipate that portions of the SureBeam Improvements will be constructed prior to the construction of portions of the Shell. Developer shall endeavor to coordinate the construction in a manner that will enable SureBeam to construct portions of the SureBeam Improvements concurrently with Developer's construction of the Shell. SureBeam will coordinate its construction of the SureBeam Improvements with Developer and shall not materially interfere with Developer's construction of the Shell. Any delay in achieving the Commencement Date attributable to any such interference shall be a Tenant Delay hereunder. Developer shall be the sole arbitrator of whether or not SureBeam's construction is so interfering with Developer's construction.

                           3.2.2 TIMETABLE. Developer shall endeavor to effect Substantial Completion of the Shell on or before December 31, 2001. Towards that end, Developer shall endeavor to adhere to the following schedule;

                                    (i)      Demolition and clearing of site -
                           July 15, 2001;

                                    (ii)     Design drawings complete - June 15,
                           2001;

                                    (iii)    Commence construction of the Shell
                           - July 15, 2001;

                                    (iv)     Allow occupancy of the Parcel and
                           the Shell by SureBeam for the purpose of commencing construction of the SureBeam Improvements - October 1, 2001; and

                                    (v)      Substantial completion of Shell -
                           December 31, 2001.

                           3.2.3 PENALTY FOR DELAY. To the extent that Developer fails to achieve Substantial Completion by December 31, 2001 PLUS such additional time, if any, as Substantial Completion has been delayed by unusually inclement weather, fire, earthquakes, labor disturbances, moratoria or other matters beyond Developer's reasonable control, SureBeam shall be entitled to one (1) day of free rent for each day of delay; provided, however, that the Commencement Date shall not be affected for purposes of paying rent, and SureBeam shall not be entitled to free rent, to the extent that any delay is attributable to Tenant Delay.

                           3.2.4    COOPERATION. At SureBeam's request,
         Developer will cause to be constructed, in addition to the Shell, the SureBeam Improvements or such portion of thereof as may be designated by SureBeam; subject, however, to reaching a mutually satisfactory agreement with SureBeam regarding the costs of such work, the timetable therefor and the effect thereon, if any, of the Completion Date.

                                   ARTICLE IV

                                    THE LEASE


                  4.1 TERM. Paragraph 2.2.2 of the Original Agreement shall be amended in its entirety to read as follows:

                           4.1.1. COMMENCEMENT DATE. The Commencement Date shall be the first to occur of (i) the commencement of business from the Facility and (ii) the Substantial Completion of the Shell; disregarding for such purposes, however, Tenant Delays.

                           4.1.2 INITIAL TERM. The "Initial Term" of the Lease shall commence on the Commencement Date and shall expire on the twelfth (12th) anniversary of the last day of the calendar month in which the Commencement Date has occurred (or the twelfth (12th) anniversary of the day preceding the Commencement Date if the Commencement Date is the first day of the calendar month).

                           4.1.3 OPTION TERM. SureBeam shall have one (1) option to extend the Lease for an additional eight (8) years (an "Option Term"), commencing with the expiration of the Initial Term. The option must be exercised, if at all, by written notice to the Developer given at least one (1) year prior to the expiration of the Initial Term. The base rent for the Option Term shall be the base rent in effect for the last year of the Initial Term, increased as of the commencement of the Option Term and annually thereafter in accordance with the provisions of paragraph 4.2(b) hereof.

                  4.2 RENT. Paragraph 2.2.3 of the Original Agreement shall be amended in its entirety to read as follows:

                           4.2.1 BASE RENT. The base rent payable as of the Commencement Date shall be Four Hundred Ninety-Two Thousand Dollars ($492,000) per year, payable in equal monthly installments in advance on or before the first day of each calendar month. Base rent shall be net of insurance, taxes and operating expenses with respect to the Facility and the Parcel.

                           4.2.2 CPI INCREASES. The base rent shall be adjusted on each anniversary of the first day of the month following the end of the month in which the Commencement Date occurred (or the Commencement Date if the Commencement Date is the first day of a calendar month) in an amount equal to the greater of (i) one hundred two percent (102%) of the base rent in effect for the preceding lease year; and (ii) the amount of such base rent increased in proportion to any increase in the "Core" Consumer Price Index (defined as the Consumer Price Index, Urban Wage Earners and Clerical Workers (Los Angeles - Anaheim - Riverside Area, All items, Base Period 1982-1984 =
         100); excluding food and energy prices) or similar index if such Index is no longer available; provided, however, that in no event shall the base rent be increased to an amount which would exceed one hundred five percent (105%) of the base rent in effect during the preceding lease year.

                  4.3 LEASE TERMINATION. Paragraph 4.3 of the Original Agreement is amended in its entirety to read as follows:

                  "SureBeam is and will remain the owner of the System. Upon the expiration or sooner termination of this Agreement, SureBeam shall remove the SureBeam Improvements, including the Shield, restore the Facility to a general purpose refrigerated Building and repair any damage to the Facility caused by such removal or restoration; provided, however, that SureBeam shall not be obligated to remove the SureBeam Improvements or restore the Facility to a general purpose refrigerated building if SureBeam exercises its option to extend the term of the Lease for the Option Term and thereafter fulfills its obligations thereunder. Nothing contained herein shall prohibit SureBeam from removing from the Facility its trade fixtures and equipment provided that SureBeam shall repair any damage to the Facility caused by such removal."

                                    ARTICLE V

                                  MISCELLANEOUS

                  5.1 NOTICES. All notices and other communications given or made to the Developer pursuant to the Agreement shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) at the address set forth above (or at such other address as shall be specified by like changes of address).

                  5.2 ENTIRE AGREEMENT. Except as specifically amended hereby, the Original Agreement shall remain in full force and effect.

                  5.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.


                  5.4 GUARANTIES. Titan Corporation hereby acknowledges that its guaranty, and its obligation to execute and deliver any further guaranty, as set forth in paragraph 10.11 of the Original Agreement, remain in full force and effect with respect to the Agreement, as amended hereby.

                                      *** CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. Sections 200.80(b)(4),
                                          200.83 and 240.24b-2



                  IN WITNESS WHEREOF, The parties hereto have caused this Amendment to Strategic Alliance Agreement to be executed as of the date first-above written.


SUREBEAM CORPORATION

By:    /s/ Larry A. Oberkfell
     ---------------------------------------

Title:  President & CEO
       -------------------------------------


THE TITAN CORPORATION

By:    /s/ Larry A. Oberkfell
     ---------------------------------------

Title:  Sr. Vice President
       -------------------------------------


SQUARE-H BRANDS, INC.

By:    /s/ Henry Haskell
     ---------------------------------------

Title:  President
       -------------------------------------


XH PARTNERS, a
California limited partnership

By:      Xebec Development Company, a
         California corporation, its sole
         general partner

         By:       /s/ John Lehr
                  -------------------------------
                  John Lehr
                  President







           Signature Page to Amendment to Strategic Alliance Agreement


                                     S-1.

SUREBEAM                                            EXHIBIT "A"-1
VERNON, CA.
OUTLINE SPECIFICATION FOR SHELL BUILDING


PREPARED BY:   KENDRICK CONSTRUCTION SERVICES, INC.

Project Owner & Landlord:           XH Partners
Project Tenant:                     Surebeam Corporation (Titan Corp)
Address:                            Vernon Avenue
                                    Vernon, CA

Estimate Date:  March 26, 2001



BUILDING & SITE CHARACTERISTICS

     Parcel Area                             92,067 sf

     Building Footprint                      32,184 sf
     Second Floor Mezzanine                    1,000 sf
                                             ----------
     Total Floor Area                        33,184 sf

     Parking Spaces                          Per City of Vernon requirements

     Office Area                             TBD (To Be Determined)
     Truck Doors
      -Dock High (8.5'X10')                  4 Doors
      -Ground Level (12'X14')                1 Door

     Minimum Interior Clearance              28.5 Feet

     Dock Elevation                          54 Inches

     Bay Spacing                             TBD

     Power                                   Landlord to provide amply power
                                             equipment to run the basic
                                             mechanical for the refrigeration
                                             [...***...] degree cooler.

     Sprinkler Calculation                   .45/3000 GPM dry system
                                             -ASSUMES CITY PROVIDED FLOW AND
                                             STATIC PRESSURE IS AMPLE, NO FIRE
                                             PUMP INCLUDED

     Type of Construction                    Pre Engineered Metal Building
                                             Framing with Insulated Panels, Type
                                             III (Type V at Property Line or as
                                             required), Non Rated


COMMENTS: This specification is intended to define the shell building and site work to be provided by Landlord for the basic lease to SureBeam per the Amendment to Strategic Alliance Agreement. It is subject to change based upon final design and city requirements.


                                   Page #1
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


     SITE WORK

     DEMOLITION                              243 lf of removal of existing curb
                                             & gutter
                                             Relocate one (1) city of
                                             Vernon power pole
                                             -POWER POLE RELOCATION ALLOWANCE OF $10,000.00

     OFFSITE IMPROVEMENTS                    156 lf of new city curb & gutter
                                             1,248 sf of new city sidewalk
                                             400 sf of new concrete drive approach

     ROUGH GRADE                             Over-Excavate (2) feet
                                             underneath and within 5 feet of
                                             building pad (approximately 2,834
                                             CY) Import, place and compact 4,768
                                             CY of material 90% Compaction.
                                             SUBJECT TO CHANGE BASED ON FINAL
                                             SOILS REPORT.
                                             IMPORT ASSUMED TO BE $5.00/CY IN PLACE.

     FINE GRADE                              32,184 sf of building pad fine
                                             grading
                                             59,883 sf of site fine grading

     STORM DRAIN                             300 lf of 18" HDPE storm drain line
                                             282 lf of 24" HDPE storm drain line
                                             8 ea. 24"x24" catch basins
                                             1 ea. Traffic control

     FIRELINE WATER                          518 lf 8" line
                                             2 ea. Fire hydrant onsite
                                             1 ea. Detector check 8"
                                             1 ea. vault
                                             1 ea. P.I.V.
                                             1 ls fire line service to property line
                                             -FIRE LINE SERVICE TO PROPERTY LINE
                                             ALLOWANCE OF $10,000.00

     DOMESTIC WATER                          100 lf of 2" domestic water
                                             main service
                                             2" DOMESTIC WATER SERVICE TO PROPERTY
                                             LINE NOT INCLUDED

     SEWER                                   100 lf of 6" line (on site)
                                             35 lf of 6" line (off site)
                                             1 ea. building connection
                                             1 ea. clean out
                                             1 ea. offsite sewer lateral tap
                                             1 ea. traffic control

     GAS                                     Not included

     ELECTRICAL/TELEPHONE                    40 lf of telephone and primary
                                             power conduit
                                             1 ea. Transformer vault (site)

     ASPHALT PAVING                          21,142 s of 3"on 8" asphalt for
                                             main drives and truck areas
                                             243 lf of slot cut at street


                                   Page #2.


     SITE WORK (CONTINUED)

     SITE CONCRETE                           545 lf of 3' wide V-swale
                                             60 lf of Planter Curb
                                             2,641 sf of concrete at driveways
                                             1,970 sf of Entry Walks and Stairs
                                             with Special Finish
                                             2 ea light pole base

     STRIPING & BUMPERS                      19 ea Single Stripe Spaces
                                             2 ea Handicap Stalls
                                             2 ea Handicap entrance signs

     LANDSCAPE & IRRIGATION                  13,510 sf landscape and irrigation
                                             -$2.00PER SQUARE FOOT ALLOWANCE

     FENCES & GUARDRAILS                     Not included


                                   Page #3



     SHELL BUILDING

     BUILDING CONCRETE                       [...***...]
                                             12 each pad footings (assumed
                                             5'x5'x1.5')
                                             [...***...] Concrete Slab
                                               -1.5" AGGREGATE CONCRETE MIX
                                               -3,500 PSI CONCRETE
                                             1 ea. Trash enclosure
                                             4,192 sf of 6" Truck Apron with
                                             no reinforcement
                                             2,851 sf of 2" of clean sand on 6
                                             mil. of visqueen over compacted
                                             fill at office area
                                             4,023 lf of off-cut joints

     REINFORCING STEEL                       [...***...]
                                             143 cy of footing reinforcement

     STRUCTURAL AND MISC. STEEL              Pre Engineered Metal Building
                                             framing
                                             4 ea. door jamb protector channels
                                             4 ea. Dock sill angle
                                             28 If roof ladder with cage
                                             2 ea. Trash gates (galv)
                                             40 ea. Guard posts (5"-6" diam)
                                             Structural steel supports for
                                             Chillers as required

     ROUGH CARPENTRY                         1 ea. telephone backboards

     PANELIZED ROOF                          N/A, roof to be insulated panel

     INSULATION                              [...***...] thick insulated wall panels
                                             [...***...] thick insulated standing roof panel
                                             [...***...] insulated panels
                                             separating shield area from
                                             staging/cooler area to be provided
                                             by Tenant

     ROOFING                                 N/A, roof to be insulated panel

     SHEET METAL/                            One (1) Roof Hatch
     ROOF ACCESSORIES                        400 lf of gutters
                                             8 ea. downspouts

     FLOOR SEALER                            Mechanically Scrub and Rinse
                                             Concrete Floors Apply one (1) Coat
                                             of floor sealer (approximately
                                             30,759 sf)

     DOORS, FRAMES & HW                      4 ea Exterior Metal Doors schlage
                                             "L" series with closer (Norton 1602) inst

     OVER-HEAD DOORS                         4 ea 8.5'X10' Insulated Dock High
                                             Vertical Lift Doors
                                             1 ea. 10x10 vertical lift cooler door
                                             2 ea. 3'x7' cooler exit doors by Tenant
                                             1 ea. 8'x10' high speed roll up door
                                             by Tenant
                                             3 ea. 3'x7' exterior cooler doors


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SHELL BUILDING (CONTINUED)

     GLASS & GLAZING                         800 sf of Medium Performance Ford
                                             Blue Glass (1/4") Center Glazed
                                             2 ea. Storefront entry doors (four
                                             pairs)

     PAINTING                                4 ea. HM exterior doors
                                             4 ea. Overhead sectional doors
                                             2 ea. Trash gates 1 ea. Ladder & hatch
                                             8 ea. Downspouts

     SIGNAGE                                 One (1) building address sign

     MISC. EQUIPMENT                         4 ea. pairs dock bumpers
                                             4 ea. 25,000# capacity mechanical dock
                                             levelers by Tenant

     PLUMBING                                2" copper water line from PL to
                                             building
                                             6" cast iron sewer line from PL to
                                             building Floor Drains by Tenant

     FIRE SPRINKLERS                         32,184 sf of .45/3000 dry fire
                                             sprinkler system
                                             1 ea. Fire riser assemblies

     HVAC/REFRIGERATION                      [...***...]
                                             1 ea condensing unit rack
                                             1 ea compressor
                                             10 ea. coils
                                             [...***...] SYSTEM
                                             -FREON SYSTEM

     ELECTRICAL                              500 lf of 2-4" conduit
                                             2000 amp pull section
                                             800-amp service
                                             2ea. 25 kva transformer
                                             2ea. 200 amp panel boxes with breakers
                                             29,840 sf of 400 watt Metal Halide Fixtures
                                             @ 24'o.c.
                                             8 ea. 400W exterior Wall Packs
                                             2 ea. Light standards





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TENANT IMPROVEMENTS
Tenant shall provide and contract for at Tenant's sole expense all Tenant Improvements including but not limited to office, mezzanine, dock leveler package, demising wall and all improvements related to the irradiation shields and any other improvements to convert the proposed general purpose refrigerated building into a facility acceptable for Tenant's intended use. Landlord will generate construction documents for the general-purpose building described herein, and Tenant will contract and oversee the production of all other plans related to the Tenant Improvements.


                                    Page #6.

SUREBEAM CORPORATION                 EXHIBIT "A-2"
VERNON, CA SERVICE CENTER

OUTLINE SPECIFICATION FOR SUREBEAM TENANT IMPROVEMENTS


Prepared by:  SureBeam Corporation
Date:  April 11, 2001


COMMENT: This document is not all-inclusive and is provided to list out and identify major tenant improvements that SureBeam is responsible for under the terms of the Amendment to Strategic Alliance Agreement. It is subject to change based upon final design and city, county and/or state requirements.


SUREBEAM IMPROVEMENTS

SHIELD STRUCTURES

         E-beam:                                  [...***...], concrete structure

         X-ray:                                   [...***...], concrete structure

         Mezzanine:                               [...***...]

FACILITY SUPPORT AREAS

         Modulator Rooms:
              -   E-beam                              [...***...]
              -   X-ray                               [...***...]
         Control Rooms:
              -   E-beam                              [...***...]
              -   X-ray                               [...***...]
         Dosimetry Lab                                [...***...]

OPERATIONS SUPPORT AREAS                              [...***...] sq/ft total (tbd)

         Offices                                  Approx. Min. Area
              -   Facility Manager                    12' x 10'
              -   QA                                  10' x 10'
              -   USDA                                10' x 10'
              -   Production Manager                  8' x 15'
              -   Customer Service/Receiving          8' X 15'



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

         Reception Area                               Open Area
              -   Receptionist                        8' x 8'
              -   Customer Waiting                   10' x 14'
              -   Office Equipment                    8' x 8'

         Conference Room                             10' x 15'
         Break Room                                   9' x 14'
         Locker Area                                  8' x 14'
         Restrooms:
              -   Men's                               8' x 15'
              -   Women's                             8' x 15'

         Storage Mechanical Room                      7' x 10'
         Maintenance Office                           8' x 10'

         HVAC

         Modulator Rooms:                    SureBeam to provide all HVAC
                                             equipment and systems necessary to
                                             support operation of the linear
                                             accelerators and support hardware.

         Control/Dosimetry Room:             SureBeam to provide all HVAC
                                             equipment and systems for
                                             temperature and/or humidity,
                                             (dosimetry room) control.

         Office Areas:                       SureBeam to provide HVAC
                                             equipment and system.


         ELECTRICAL

         SureBeam will provide all electrical hardware, equipment and systems necessary for the office areas, modulator roams, control rooms, dosimetry labs, and to support operation of the linear accelerators and ancillary equipment.

Outline Specification for SureBeam Tenant Improvements

             Mechanical/Other
             ----------------

             Plumbing:                         Floor drains (# tbd)
                                               Water Heaters
                                               Fire Protection in office areas

             Insulation:                       [...***...] insulated wall panels
                                               separating refrigerated treatment
                                               area from non-refrigerated shield
                                               area.

             Miscellaneous
             -------------

             Dock Hardware:                    Dock Levelers (4)
                                               Door seals
                                               Truck locks (need tbd)

             Other:                            Treatment area fencing
                                               Safety curbs




                       * Confidential Treatment Requested